                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Teltran International Group, Ltd.

We hereby consent to the use in the Registration Statement on Form SB-2 of our report dated February 22, 1999, relating to the audited financial statements of Teltran International Group, Ltd. and any reference to our firm under the caption "Experts" in the Registration Statement.

                                          LIEBMAN GOLDBERG & DROGIN LLP


DECEMBER 29, 1999
GARDEN CITY, NY